Label	Element	Value
Economic Hedge [Member]
Disclosure of financial instruments [text block]	ifrs-full_DisclosureOfFinancialInstrumentsExplanatory	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT:
Our financial assets are comprised primarily of cash and cash equivalents, A/R, and derivatives used for hedging purposes. Our financial liabilities are comprised primarily of A/P, certain accrued and other liabilities, the Term Loans, borrowings under the Revolver, lease obligations, and derivatives used for hedging purposes. Subsequent to initial recognition, we record the majority of our financial assets and liabilities at amortized cost except for derivative assets and liabilities, which we measure at fair value.
    Cash and cash equivalents are comprised of the following:

	December 31
	2022	2023
Cash	$364.0	$366.8
Cash equivalents	10.5	3.6
	$374.5	$370.4
Our current portfolio of cash and cash equivalents consists of bank deposits. The majority of our cash and cash equivalents are held with financial institutions each of which had at December 31, 2023 a Standard and Poor’s short-term rating of A-1 or above.
Financial risk management objectives:
We have exposures to a variety of financial risks through our operations. We regularly monitor these risks and have established policies and business practices that are intended to mitigate the adverse effects of these potential exposures, including the use of derivative financial instruments, such as foreign currency forward and swap contracts, the TRS Agreement and interest rate swap agreements. We do not enter into or trade financial instruments, including derivative financial instruments, for speculative purposes.
(a)    Currency risk:
Due to the global nature of our operations, we are exposed to exchange rate fluctuations on our financial instruments denominated in various currencies. The majority of our currency risk is driven by operational costs, including income tax expense, incurred in local currencies by our subsidiaries. As part of our risk management program, we attempt to mitigate currency risk through a hedging program using forecasts of our anticipated future cash flows and monetary assets and monetary liabilities denominated in foreign currencies. We enter into foreign currency forward contracts and swaps, generally for periods of up to 12 months, to lock in the exchange rates for future foreign currency transactions, which are intended to reduce the foreign currency risk related to our operating costs and future cash flows denominated in local currencies. While these contracts are intended to reduce the effects of fluctuations in foreign currency exchange rates on our operating costs and cash flows, our hedging strategy does not mitigate the longer-term impacts of changes to foreign exchange rates. Although our functional currency is the U.S. dollar, currency risk on our income tax expense arises as we are generally required to file our tax returns in the local currency for each particular country in which we have operations. While our hedging program is designed to mitigate currency risk vis-à-vis the U.S. dollar, we remain subject to taxable foreign exchange impacts in our translated local currency financial results relevant for tax reporting purposes.

We cannot predict changes in currency exchange rates, the impact of exchange rate changes on our operating results, nor the degree to which we will be able to manage the impact of currency exchange rate changes. Such changes could have a material effect on our business, financial performance and financial condition.

Our major currency exposures at December 31, 2023 are summarized in U.S. dollar equivalents in the following table. The local currency amounts have been converted to U.S. dollar equivalents using spot rates at December 31, 2023.

	Canadian dollar	Euro	Thai baht	Mexican peso
Cash and cash equivalents	$(0.2)	$15.6	$6.3	$1.4
A/R	0.2	55.6	0.1	—
Income taxes and value-added taxes receivable	—	0.7	1.4	64.3
Other financial assets	—	5.6	1.2	0.9
Pension and non-pension post-employment liabilities	(50.1)	(0.9)	(20.8)	(5.3)
Income taxes and value-added taxes payable	(2.5)	(0.8)	—	(12.7)
A/P and certain accrued and other liabilities and provisions	(69.7)	(46.9)	(53.3)	(22.1)
Net financial assets (liabilities)	$(122.3)	$28.9	$(65.1)	$26.5
Foreign currency risk sensitivity analysis:
The financial impact of a one-percentage point strengthening or weakening of the following currencies against the U.S. dollar for our financial instruments denominated in such non-functional currencies is summarized in the following table as at December 31, 2023. The financial instruments impacted by a change in exchange rates include our exposures to the above financial assets or liabilities denominated in non-functional currencies and our foreign exchange forward contracts and swaps.

	Canadian dollar	Euro	Thai baht	Mexican peso
	Increase (decrease)
1% Strengthening
Net earnings	$(0.4)	$—	$(0.3)	$—
OCI	$1.2	$(0.2)	$1.1	$0.4
1% Weakening
Net earnings	$0.4	$—	$0.3	$—
OCI	$(1.2)	$0.2	$(1.1)	$(0.4)
(b)    Interest rate risk:
    Borrowings under the Credit Facility bear interest at specified rates, plus specified margins. See note 11. Our borrowings under this facility at December 31, 2023 totaled $608.9 (December 31, 2022 — $627.2), comprised in each year of aggregate outstanding borrowings under the Term Loans, and other than ordinary course L/Cs (described below), nil amounts outstanding under the Revolver. Such borrowings expose us to interest rate risk due to the potential variability of market interest rates. Without accounting for the interest rate swaps described below, a one-percentage point increase in these rates would increase interest expense, based on outstanding borrowings of $608.9 as at December 31, 2023, by $6.1 annually.
    As part of our risk management program, we attempt to mitigate interest rate risk through interest rate swaps. In order to partially hedge against our exposure to interest rate variability on our Term Loans, we have entered into various agreements with third-party banks to swap the variable interest rate with a fixed rate of interest for a portion of the borrowings under our Term Loans. At December 31, 2023, we had: (i) interest rate swaps hedging the interest rate risk associated with $100.0 of our Initial Term Loan borrowings that expire in June 2024 (Initial Swaps); (ii) interest rate swaps hedging the interest rate risk associated with $100.0 of our Initial Term Loan borrowings (and any subsequent term loans replacing the Initial Term Loan), for which the cash flows commence upon the expiration of the Initial Swaps and continue through December 2025; (iii) interest rate swaps hedging the interest rate risk associated with $100.0 of outstanding borrowings under the Incremental Term Loan that expire in December 2025 (Incremental Swaps); and (iv) interest rate swaps hedging the interest rate risk associated with an additional $130.0 of our Incremental Term Loan borrowings that expire in December 2025 (Additional Incremental Swaps). The option to cancel up to $50.0 of the notional amount of the Additional Incremental Swaps from January 2024 through October 2025 was terminated in January 2024. The terms of the interest rate swap agreements with respect to the floating market rate and the interest payment dates match that of the underlying debt, such that any hedge ineffectiveness is not expected to be significant.
We amended our Credit Facility in June 2023 to replace LIBOR with Adjusted Term SOFR. See note 11. In June 2023, all of our interest rate swap agreements were similarly amended. None of these amendments (individually or in the aggregate) had a significant impact on our consolidated financial statements. We continue to apply hedge accounting to our interest rate swaps.
At December 31, 2023, the interest rate risk related to $278.9 of borrowings under the Credit Facility was unhedged, consisting of unhedged amounts outstanding under the Term Loans ($180.4 under the Initial Term Loan and $98.5 under the Incremental Term Loan), and no amounts outstanding (other than ordinary course L/Cs) under the Revolver (December 31, 2022 — $297.2 unhedged, consisting of $180.4 under the Initial Term Loan and $116.8 under the Incremental Term Loan, and no amounts outstanding (other than ordinary course L/Cs) under the Revolver). A one-percentage point increase in applicable interest rates would increase interest expense, based on the outstanding borrowings under the Credit Facility at December 31, 2023, and including the impact of our interest rate swap agreements, by $2.8 annually.
    We obtain third-party valuations of the swaps under the interest rate swap agreements. The valuations of the swaps are primarily measured through various pricing models or discounted cash flow analyses that incorporate observable market parameters, such as interest rate yield curves and volatility, and credit risk adjustments. The valuations of the interest rate swaps are measured primarily based on Level 2 data inputs of the fair value measurement hierarchy. The unrealized portion of the change in fair value of the swaps is recorded in OCI. The realized portion of the change in fair value of the swaps is released from accumulated OCI and recognized under finance costs in our consolidated statement of operations in the respective interest payment periods. At December 31, 2023, the fair value of our interest rate swap agreements was an unrealized gain of $13.2 (December 31, 2022 — an unrealized gain of $18.7), which we recorded in other current assets and other non-current assets on our consolidated balance sheet. As we have swapped $330.0 of our borrowings under the Term Loans from floating to fixed rates as at December 31, 2023, the financial impact of a one-percentage point increase in the floating market interest rate would increase the unrealized gain by $5.8 and a one-percentage point decrease in the floating interest rate would decrease our unrealized gain on the interest rate swaps by $5.7.

In prior years, our A/R sales program and three customer SFPs that were indexed to LIBOR transitioned to alternative benchmark rates with predetermined spreads, and our lease arrangements with progress payments indexed to LIBOR transitioned to SOFR-based benchmark rates. None of these transitions (individually or in the aggregate) had a significant impact on our consolidated financial statements.

(c)    Equity price risk:

We entered into the TRS Agreement with a third-party bank with respect to an original notional amount of 3.0 million of our SVS to manage our cash flow requirements and exposure to fluctuations in the price of our SVS in connection with the settlement of certain outstanding equity awards under our SBC plans. If the value of the TRS (as defined in the TRS Agreement) decreases over the term of the TRS Agreement, we are obligated to pay the counterparty the amount of such decrease upon Settlement. See note 2(o). The counterparty acquired the entire original notional amount at a weighted average price of $12.73 per share. The TRS Agreement provides for automatic annual one-year extensions (subject to specified conditions), and may be terminated by either party (in whole or in part) at any time. In September 2023, we terminated a portion of the TRS Agreement by reducing the notional amount by 0.5 million SVS. In February 2024, we terminated a further portion of the TRS Agreement by reducing the notional amount by an additional 1.25 million SVS. In connection with the September 2023 and February 2024 partial terminations, we received $5.0 and $32.3 from the counterparty, respectively, each of which was, or will be, recorded in cash provided by financing activities in our consolidated statement of cash flows. At December 31, 2023, the fair value of the TRS Agreement was an unrealized gain of $40.6 (December 31, 2022 — de minimis), which we recorded in other current assets on our consolidated balance sheet. See note 12 for TRS FVAs recorded in our consolidated statement of operations.
(d)    Credit risk:
Credit risk refers to the risk that a counterparty may default on its contractual obligations resulting in a financial loss to us. We believe our credit risk of counterparty non-performance continues to be relatively low. We are in regular contact with our customers, suppliers and logistics providers, and have not experienced significant counterparty credit-related non-performance in 2023 or 2022. However, if a key supplier (or any company within such supplier's supply chain) or customer fails to comply with their contractual obligations, this could result in a significant financial loss to us. We would also suffer a significant financial loss if an institution from which we purchased foreign currency exchange contracts or swaps, interest rate swaps, or annuities for our pension plans, or the counterparty to our TRS, defaults on their contractual obligations. With respect to our financial market activities, we have adopted a policy of dealing only with counterparties we deem to be creditworthy to help mitigate the risk of financial loss from defaults. We monitor the credit risk of the counterparties with whom we conduct business, through a combined process of credit rating reviews and portfolio reviews. To attempt to mitigate the risk of financial loss from defaults under our foreign currency forward contracts and swaps, our interest rate swaps and our TRS Agreement, our contracts are held by counterparty financial institutions, each of which had a Standard and Poor’s rating of A-2 or above at December 31, 2023. In addition, we maintain cash and short-term investments in highly-rated investments or on deposit with major financial institutions. Each financial institution with which we had our A/R sales program and our SFPs had a Standard and Poor’s short-term rating of A-2 or above and a long-term rating of A- or above at December 31, 2023. The financial institutions from which annuities have been purchased for the defined benefit component of our U.K. Main pension plan are governed by local regulatory bodies.
    We also provide unsecured credit to our customers in the normal course of business. Customer exposures that potentially subject us to credit risk include our A/R, inventory on hand, and non-cancellable purchase orders in support of customer demand. From time to time, we extend the payment terms applicable to certain customers, and/or provide longer payment terms when deemed commercially reasonable. Longer payment terms could adversely impact our working capital requirements, and increase our financial exposure and credit risk. We attempt to mitigate customer credit risk by monitoring our customers’ financial condition and performing ongoing credit evaluations as appropriate. In certain instances, we obtain L/Cs or other forms of security from our customers. We may also purchase credit insurance from a financial institution to reduce our credit exposure to certain customers. We consider credit risk in determining our allowance for doubtful accounts, and we believe that such allowance, as adjusted from time to time, is adequate. The carrying amount of financial assets recorded in our consolidated financial statements, net of our allowance for doubtful accounts, represents our estimate of maximum exposure to credit risk. No significant adjustments were made to our allowance for doubtful accounts during 2023 in connection with our ongoing assessments and monitoring initiatives. At December 31, 2023, less than 1% of our gross A/R was over 90 days past due (December 31, 2022 — approximately 1%). A/R are net of an allowance for doubtful accounts of $8.4 at December 31, 2023 (December 31, 2022 — $7.9).

(e)    Liquidity risk:
Liquidity risk is the risk that we may not have cash available to satisfy our financial obligations as they come due. The majority of our financial liabilities recorded in accounts payable, accrued and other current liabilities and provisions are due within 90 days. We manage liquidity risk through maintenance of cash on hand and access to the various financing arrangements described in notes 4 and 11. We believe that cash flow from operating activities, together with cash on hand, cash from accepted sales of A/R, and borrowings available under the Revolver and potentially available under uncommitted intraday and overnight bank overdraft facilities, are sufficient to fund our currently anticipated financial obligations, and will remain available in the current environment. As our A/R sales program and SFPs are each uncommitted, there can be no assurance that any participant bank will purchase any of the A/R that we wish to sell.
Fair values:
We estimate the fair value of each class of financial instrument. The carrying values of cash and cash equivalents, our A/R, A/P, accrued liabilities and provisions, and our borrowings under the Revolver approximate their fair values due to their short-term nature. The carrying value of the Term Loans approximates their fair value as they bear interest at a variable market rate. The fair values of foreign currency contracts are estimated using generally accepted valuation models based on a discounted cash flow analysis with inputs of observable market data, including currency rates and discount factors. Discount factors are adjusted by our own credit risk or the credit risk of the counterparty, depending on whether the fair values are in liability or asset positions, respectively. We obtained third-party valuations of the swaps under our interest rate swap agreements and the TRS Agreement. The valuations of our interest rate swap agreements are primarily measured through various pricing models or discounted cash flow analyses that incorporate observable market parameters, such as interest rate yield curves and volatility, and credit risk adjustments. The valuation of the TRS is primarily measured by reference to observable market data, including movements in the price of our SVS over the valuation period and the volume weighted average price of counterparty SVS purchases, adjusted for required interest payments based on SOFR, the rate applicable to the TRS Agreement. The valuations of both interest rate swaps and the TRS Agreement are based on Level 2 data inputs of the fair value measurement hierarchy (described below).
See note 18 for the input levels used to measure the fair value of our pension assets. Foreign currency forward and swap contracts are valued using an income approach, by comparing the current quoted market forward rates to our contract rates and discounting the values with appropriate market observable credit risk adjusted rates.
Fair value measurements:
In the table below, we have segregated our financial assets and liabilities that are measured at fair value, based on the inputs used to determine fair value at the measurement date. The three levels within the fair value hierarchy, based on the reliability of inputs, are as follows:
•    Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities;
•    Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly (i.e. prices) or indirectly (i.e. derived from prices); and
•    Level 3 inputs are inputs for the asset or liability that are not based on observable market data (i.e. unobservable inputs).

		December 31, 2022		December 31, 2023
	Note	Level 1	Level 2	Level 1	Level 2
Assets:
Interest rate swaps	9	$—	$18.7	$—	$13.2
Foreign currency forwards and swaps		—	18.9	—	15.8
TRS		—	—	—	40.6
		$—	$37.6	$—	$69.6

Liabilities:
Foreign currency forwards and swaps		—	(13.7)	—	(9.3)
		$—	$(13.7)	$—	$(9.3)
We have not valued any of the financial instruments described in the table above using Level 3 (unobservable) inputs. There were no transfers of fair value measurements between Level 1 and Level 2 of the fair value hierarchy in 2023 or 2022.
Currency derivatives and hedging activities:
    We enter into foreign currency forward contracts and foreign currency swaps to hedge our foreign currency risk related to anticipated future cash flows, monetary assets and monetary liabilities denominated in foreign currencies. At December 31, 2023 and December 31, 2022, we had foreign currency forwards and swaps to trade U.S. dollars in exchange for the following currencies:

As at December 31, 2023 Currency	Contract amount in U.S. dollars	Weighted average exchange rate in U.S. dollars (i)	Maximum period in months	Fair value gain/(loss)
Canadian dollar	$202.1	0.75	12	$3.9
Thai baht	156.3	0.03	12	2.9
Malaysian ringgit	93.6	0.22	12	(1.5)
Mexican peso	86.9	0.06	12	1.8
British pound	2.7	1.26	4	(0.1)
Chinese renminbi	30.2	0.14	12	0.1
Euro	48.3	1.09	12	(1.4)
Romanian leu	42.2	0.22	12	0.9
Singapore dollar	29.4	0.75	12	0.3
Japanese yen	5.1	0.0069	4	(0.2)
Korean won	3.6	0.0008	4	(0.2)
Total (ii)	$700.4			$6.5

As at December 31, 2022 Currency	Contract amount in U.S. dollars	Weighted average exchange rate in U.S. dollars (i)	Maximum period in months	Fair value gain/(loss)
Canadian dollar	$194.2	0.75	12	$(1.9)
Thai baht	138.0	0.03	12	6.8
Malaysian ringgit	127.8	0.22	12	1.3
Mexican peso	56.6	0.05	12	0.9
British pound	2.6	1.18	4	(0.2)
Chinese renminbi	45.7	0.15	12	0.4
Euro	46.2	1.04	8	(3.4)
Romanian leu	37.3	0.20	12	1.5
Singapore dollar	24.7	0.72	12	1.1
Japanese yen	6.8	0.0072	4	(0.6)
Korean won	4.8	0.0008	4	(0.7)
Total (ii)	$684.7			$5.2
(i)     Represents the U.S. dollar equivalent (not in millions) of one unit of the foreign currency, weighted based on the notional amounts of the underlying foreign currency forward and swap contracts outstanding at December 31, 2023 or December 31, 2022, as applicable.
(ii)    As of December 31, 2023, the fair value of outstanding foreign currency forward and swap contracts related to effective cash flow hedges where we applied hedge accounting was a gain of $6.1 (December 31, 2022 — gain of $6.6), and the fair value of outstanding foreign currency forward and swap contracts related to economic hedges where we recorded the changes in the fair values of such contracts through our consolidated statement of operations was a gain of $0.4 (December 31, 2022 — loss of $1.4).

At December 31, 2023, the fair value of our outstanding currency forward and swap contracts was a net unrealized gain of $6.5 (December 31, 2022 — net unrealized gain of $5.2), resulting from fluctuations in foreign exchange rates between the contract execution and the period-end date. Changes in the fair value of hedging derivatives to which we apply cash flow hedge accounting, to the extent effective, are deferred in accumulated OCI until the expenses or items being hedged are recognized in our consolidated statement of operations. Any hedge ineffectiveness, which at December 31, 2023 was not significant, is recognized immediately in our consolidated statement of operations. At December 31, 2023, we recorded $15.8 of derivative assets in other current assets and $9.3 of derivative liabilities in accrued and other current liabilities (December 31, 2022 — $18.9 of derivative assets in other current assets and $13.7 of derivative liabilities in accrued and other current liabilities). Certain foreign currency forward and swap contracts to trade U.S. dollars do not qualify as hedges. We mark these contracts to market each period in our consolidated statement of operations. See note 2(o).